Post Employment Benefits - Summary of Income Statement Charge Included in Operating Profit for Post- employment Benefits (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of net defined benefit liability (asset) [abstract]
Current service cost	€ 169	€ 206	€ 233
Interest expense on DBO	26	18	30
Expected return on plan assets	(24)	(13)	(24)
Amount recognized on curtailment/settlement	(3)	0	0
Net periodic pension cost	€ 168	€ 211	€ 239